UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2007

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 4, 2007, Aon Corporation (the “Company”) issued a press release (the “Press Release”) announcing that it will redeem, on Monday, November 19, 2007 (the “Redemption Date”), all of its outstanding 3 ½% Senior Convertible Debentures Due 2012 (the “Debentures”) issued pursuant to that certain Indenture dated as of November 7, 2002 (the “Indenture”), by and between the Company and The Bank of New York, as Trustee (the “Trustee”). In accordance with the terms of the Indenture, the Company requested that the Trustee issue a notice of redemption, in the name of the Company, to the holders of the Debentures on October 4, 2007.

A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a) - (c)          Not applicable.

(d)                                 Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on October 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ Richard E. Barry
Richard E. Barry Vice President and Deputy General Counsel
Date: October 4, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on October 4, 2007.